MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1997-2

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Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of November 25, 1997 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between DC Funding International, Inc., a Delaware corporation, as Transferor, First North American National Bank, a national banking association, as Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


 Collection Period Ending                  October 31, 2002
 Determination Date                        November 8, 2002
 Distribution Date                         November 15, 2002


                                                         ----
 Class A Accumulation Period ("Y" or "N")?                Y
                                                         ----
 Class B Accumulation Period ("Y" or "N")?                N
                                                         ----
 Early Amortization Period ("Y" or "N")?                  N
                                                         ----
 Class B Investor Amount paid in full ("Y" or "N")?       N
                                                         ----



 MASTER TRUST INFORMATION

 Receivables

 1.  The aggregate amount of Receivables less all Receivables in
     Charged-Off Accounts as of the end of the last day of
     the Collection Period was equal to:                                          $     1,541,719,858.42

 2.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
     reduction for Discount Receivables) was equal to:                            $     1,505,686,736.22

 3.  The average Discount Percentage for the Collection Period:                                     2.00%

 4.  The aggregate amount of Discount Option Receivables as of
     the end of the last day of the Collection Period was equal to:               $        30,113,734.72

 5.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
     reduction for Discount Receivables) was equal to:                            $     1,475,573,001.50

 6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
     increase for Discount Receivables) was equal to:                             $        36,033,122.20

 7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
     increase for Discount Receivables) was equal to:                             $        66,146,856.92

 8.  The average amount of Receivables for the Collection Period was equal to:
     a. Average Principal Receivables (including reduction for Discount
     Option Receivables)                                                          $     1,464,536,966.35
     b. Average Total Receivables                                                 $     1,530,163,585.10

 9.  The Transferor Amount as of the end of the last day of the
      Collection Period:                                                          $        15,473,001.50

 10. Minimum Transferor Amount required as of end of last day of
      Collection Period:                                                          $                 0.00

 11. The aggregate amount of Principal Charge-Offs for the Collection
     Period (including reduction for Discount
     Option Receivables) was equal to:                                            $        16,395,518.26

 12. The aggregate amount of Finance Charge Charge-Offs for the
     Collection Period (including increase for
     Discount Option Receivables) was equal to:                                   $         3,348,836.80

 13. The Excess Funding Account Balance as of the end of the
     last day of the Collection Period                                            $                 0.00


 Collections

 14. The aggregate amount of Principal Collections for the Collection
     Period was equal to:
     a.)  Collection of Principal Receivables:                                    $        97,257,223.67
     b.)  Discount Receivable Collections:                                        $        (1,945,144.47)
                                                                                     --------------------
                                                                                     --------------------
     c.)  Total Principal Receivable Collections:                                 $        95,312,079.20


 15. The aggregate amount of Finance Charge Collections for the
     Collection Period was equal to:
     a.)  Collection of Finance Charge Receivables                                $        26,195,994.42
     b.)  Interchange Amount                                                      $         1,431,615.78
     c.)  Discount Receivable Collections                                         $         1,945,144.47
                                                                                     --------------------
                                                                                     --------------------
     d.)  Total Finance Charge Receivable Collections                             $        29,572,754.68

 16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the Collection Period:                                           $                 0.00

 17. The aggregate amount of Recoveries for the relevant Collection Period        $         2,777,374.48

 18. The aggregate amount of Collections processed for the
     Collection Period:                                                           $       127,662,208.35

 Invested Amounts

 19. The 1997-2 Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                  $                 0.00
     b.  Class B                                                                  $       135,000,000.00
     c.  Collateral Indebtedness Interest                                         $        63,000,000.00
     d.  Class D                                                                  $        99,000,000.00
                                                                                     --------------------
                                                                                     --------------------
     e.  Total                                                                    $       297,000,000.00

 20. The average amount of the 1997-2 Net Investment for the Collection
     Period was equal to:
     a.  Class A                                                                  $        19,989,270.53
     b.  Class B                                                                  $       135,000,000.00
     c.  Collateral Indebtedness Interest                                         $        63,000,000.00
     d.  Class D                                                                  $        99,000,000.00
                                                                                     --------------------
                                                                                     --------------------
     e.  Total                                                                    $       316,989,270.53

 21. The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a. Class A-1 Invested Amount                                                 $        14,000,000.00
     b. Class A-2 Invested Amount                                                 $         9,000,000.00
     c. Class B Invested Amount                                                   $         3,200,000.00
                                                                                     --------------------
                                                                                     --------------------
     d. Total                                                                     $        26,200,000.00

 22. The average amount of the 2001-B Net Investment for the Collection
     Period was equal to:
     a. Class A-1 Invested Amount                                                 $        14,000,000.00
     b. Class A-2 Invested Amount                                                 $         9,000,000.00
     c. Class B Invested Amount                                                   $         3,200,000.00
                                                                                     --------------------
                                                                                     --------------------
     d. Total                                                                     $        26,200,000.00

 23. The 2001-C Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                $       267,000,000.00
     b.  Class A-2 Invested Amount                                                $       267,000,000.00
     c.  Class A-3 Invested Amount                                                $        52,500,000.00
     d.  Class B Invested Amount                                                  $        80,400,000.00
                                                                                     --------------------
                                                                                     --------------------
     e.  Total                                                                    $       666,900,000.00

 24. The average amount of the 2001-C Net Investment for the Collection
     Period was equal to:
     a.  Class A-1 Invested Amount                                                $       255,387,096.77
     b.  Class A-2 Invested Amount                                                $       250,354,838.71
     c.  Class A-3 Invested Amount                                                $        46,693,548.39
     d.  Class B Invested Amount                                                  $        75,729,032.26
                                                                                     --------------------
                                                                                     --------------------
     e.  Total                                                                    $       628,164,516.13

 25. The 2002-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                  $       415,950,000.00
     b.  Class B                                                                  $        54,050,000.00
                                                                                     --------------------
                                                                                     --------------------
     c.  Total                                                                    $       470,000,000.00

 26. The average amount of the 2002-A Net Investment for the Collection
     Period was equal to:
     a.  Class A                                                                  $       415,950,000.00
     b.  Class B                                                                  $        54,050,000.00
                                                                                     --------------------
                                                                                     --------------------
     c.  Total                                                                    $       470,000,000.00

 27. The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                           $     1,460,100,000.00

 Series 1997-2 Allocation Percentages

 28. The Fixed Allocation Percentage with respect to the Collection
     Period:
          a.  Class A                                                             %                41.30%
          b.  Class B                                                             %                 9.25%
          c.  Collateral Indebtedness Interest                                    %                 4.31%
          d.  Class D                                                             %                 6.78%
                                                                                     --------------------
                                                                                     --------------------
          e. Series 1997-2 Total % 61.64%

 29. The Floating Allocation Percentage with respect to the Collection
     Period:
          a.  Class A                                                             %                 3.41%
          b.  Class B                                                             %                 9.17%
          c.  Collateral Indebtedness Interest                                    %                 4.28%
          d.  Class D                                                             %                 6.73%
                                                                                     --------------------
                                                                                     --------------------
          e.  Series 1997-2 Total                                                  %               23.60%

 Allocation of Collections

 30. The Series 1997-2 allocation of Collections of Principal Receivables for the Collection Period:
          a.  Class A                                                             $        39,363,649.64
          b.  Class B                                                             $         8,812,757.38
          c.  Collateral Indebtedness Interest                                    $         4,112,620.11
          d.  Class D                                                             $         6,462,688.75
                                                                                     --------------------
                                                                                     --------------------
          e.  Series 1997-2 Total                                                 $        58,751,715.89


 31. The Series 1997-2 allocation of Collections of Finance Charge
     Receivables for the Collection Period:
          a.  Class A                                                             $         1,009,796.32
          b.  Class B                                                             $         2,712,885.64
          c.  Collateral Indebtedness Interest                                    $         1,266,013.30
          d.  Class D                                                             $         1,989,449.47
                                                                                     --------------------
                                                                                     --------------------
          e.  Series 1997-2 Total                                                 $         6,978,144.72

 Portfolio Yield and Delinquencies

 32. The Portfolio Yield for the  Collection Period:                              %                 5.43%

 33. The 3-month average Portfolio Yield for the three most recent
     Collection Periods:                                                          %                 6.17%

 34. The Base Rate for the Collection Period:                                     %                 2.92%

 35. The 3-month average Base Rate for the three most recent
     Collection Periods:                                                          %                 3.03%

 36. The 3-month average Portfolio Adjusted Yield:                                %                 3.14%

 37. The amount of Shared Excess Finance Charge Collections allocable to
     Series 1997-2 with respect to any Finance Charge
     Shortfall in such Series for the Collection Period:                          $                 0.00

 38. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
     (a) Delinquent 31 to 60 days                                                 $        38,485,543.05
     (b) Delinquent 61 to 90 days                                                 $        28,735,551.92
     (c) Delinquent 91 days or more                                               $        55,784,262.17

 Determination of Monthly Interest

 39. Class A Monthly Interest:
          a.  Class A Monthly Interest                                            $         1,043,692.50
          b.  Funds allocated and available to pay Class A
               Monthly Interest for the Collection Period (4.3a)                  $         1,970,787.93
          c.  Class A Interest Shortfall (b less a)                               $                 0.00
          d.  Class A Additional Interest                                         $                 0.00

 40. Class B Monthly Interest:
          a.  Class B Monthly Interest                                            $           263,887.50
          b.  Funds allocated and available to pay Class B
               Monthly Interest for the Collection Period (4.3b)                  $         2,712,885.64
          c.  Class B Interest Shortfall (b less a)                               $                 0.00
          d.  Class B Additional Interest                                         $                 0.00

 41. Collateral Monthly Interest and Class D Monthly Interest:
          a.  Collateral/Class D Monthly Interest                                 $           355,725.00
          b.  Funds allocated and available to pay Collateral/
               Class D Monthly Interest for the Collection Period                 $         3,255,462.76
          c.  Collateral/Class D Interest Shortfall (b less a)                    $                 0.00
          d.  Collateral/Class D Additional Interest                              $                 0.00

 Determination of Monthly Principal

 42. Class A Monthly Principal (pursuant to section 4.4a):
       (X)a.  Available Principal Collections on deposit in the
              Collection Account and available for distribution:                  $        58,751,715.89
       (Y)a.  Controlled Accumulation Amount                                      $        50,250,000.00
          b.  Deficit Controlled Accumulation Amount (prior period)               $                 0.00
                                                                                     --------------------
                                                                                     --------------------
          c.  Controlled Deposit Amount (sum a + b)                               $        50,250,000.00
       (Z)a.  Class A Invested Amount                                             $                 0.00
     Class A Monthly Principal (the least of x,y,z)                               $                 0.00

 43. Class B Monthly Principal (pursuant to section 4.4b) (distributable only after payout of Class A)
       (X)a. Available Principal Collections on deposit in the
              Collection Account and available for distribution:                  $                 0.00
       (Y)a.  Controlled Accumulation Amount                                      $                 0.00
          b.  Deficit Controlled Accumulation Amount                              $                 0.00
                                                                                     --------------------
                                                                                     --------------------
          c.  Controlled Deposit Amount (sum a + b)                               $                 0.00
       (Z)a.  Class B Invested Amount                                             $       135,000,000.00
     Class B Monthly Principal (the least of x,y,z)                               $                 0.00

 44. Collateral Monthly Principal
          a.  pursuant to 4.4(c) (i) prior to occurrence of Early
              Amortization or payment in full of the
              Class B Investor Amount (optional)                                  $        58,751,715.89
          b.  pursuant to 4.4(c) prior to occurrence of
              Early Amortization or payment in full of the
              Class B Investor Amount                                             $                 0.00

 45. Class D Monthly Principal (pursuant to section 4.4d)                         $                 0.00

 Available Funds

 46. Class A Available Funds
          a.  Class A Finance Charge allocation                                   $         1,009,796.32
          b.  Prior to Class B Principal Commencement Date, the
              amount of Principal Funding Investment Proceeds and
              Reserve Account Investment Proceeds for such prior
              Collection Period                                                   $           826,721.92
          c.  Any amount of Reserve Account withdrawn and
              included in Class A Available Funds (section 4.14d)                 $           134,269.69
          d.  Class A Available Funds (sum a-c)                                   $         1,970,787.93

 47. Class B Available Funds
          a.  Class B Finance Charge allocation                                   $         2,712,885.64
          b.  On or After Class B Principal Commencement Date, the
              amount of Principal Funding Investment Proceeds and
              Reserve Account Investment Proceeds for such prior
              Collection Period                                                   $                 0.00
          c.  Any amount of Reserve Account withdrawn and
              included in Class B Available Funds (section 4.14d)                 $                 0.00
          d.  Class B Available Funds (sum a-c)                                   $         2,712,885.64

 48. Collateral Available Funds:
          a.  Collateral Finance Charge allocation                                $         1,266,013.30

 49. Class D Available Funds
          a.  Class D Finance Charge allocation                                   $         1,989,449.47


 Reallocated Principal Collections

 50. Class D Subordinated Principal Collections (to the extent                    $                 0.00
     needed to fund Required Amounts)

 51. Collateral Subordinated Principal Collections (to the extent                 $                 0.00
     needed to fund Required Amounts)

 52. Class B Subordinated Principal Collections (to the extent                    $                 0.00
     needed to fund Required Amounts)

 53. Total Reallocated Principal Collections                                      $                 0.00


 Investor Default Amounts

 54. Class A Investor Default Amount                                              $           559,844.16


 55. Class B Investor Default Amount                                              $         1,504,058.94


 56. Collateral Investor Default Amount                                           $           701,894.17


 57. Class D Investor Default Amount                                              $         1,102,976.55


 58. Aggregate Investor Default Amount                                            $         3,868,773.82


 Allocable Amounts for Series 1997-2

 59. The Allocable Amount for Series 1997-2 as of the end of the
     Collection Period (Inv Default Amt + Series 97-2 Adjust Amt)
          Class A                                                                 $           559,844.16
          Class B                                                                 $         1,504,058.94
          Class C                                                                 $           701,894.17
          Class D                                                                 $         1,102,976.55
                                                                                     --------------------
                                                                                     --------------------
     Aggregate Allocable Amount                                                   $         3,868,773.82


 Required Amounts for Series 1997-2

 60. Class A Required Amount (section 4.5a)
       (a) i. Class A Monthly Interest for current Distribution
                Date                                                              $         1,043,692.50
          ii. Class A Monthly Interest previously due but not
                paid                                                              $                 0.00
         iii. Class A Additional Interest for prior Collection Period
                or previously due but not paid                                    $                 0.00
          iv. Class A Allocable Amount                                            $           559,844.16
           v. Class A Servicing Fee, including previously due but
                 not paid (if FNANB is no longer Servicer)                        $                 0.00
       (b)    Class A Available Funds                                             $         1,970,787.93
          ------------------------------------------------------------         --------------------------
          ------------------------------------------------------------         --------------------------
              Class A Required Amount (sum of I-iv minus b)                       $                 0.00

 61. Class B Required Amount (section 4.5b)
       (x) i. Class B Monthly Interest for current Distribution
                Date                                                              $           263,887.50
          ii. Class B Monthly Interest previously due but not
                paid                                                              $                 0.00
         iii. Class B Additional Interest for prior Collection Period
                or previously due but not paid                                    $                 0.00
          iv. Class B Servicing Fee, including previously due but
                 not paid (if FNANB is no longer Servicer)                        $                 0.00
              Class B Available Funds                                             $         2,712,885.64
       (y)    Excess of Class B Allocable Amount over
                funds available to make payments (section 4.8d)                   $                 0.00
          ------------------------------------------------------------         --------------------------
          ------------------------------------------------------------         --------------------------
              Class B Required Amount ((sum of i-iv) minus Class B                $                 0.00
              Available funds plus y)

 62.   Collateral/Class D Required Amount (section 4.5c)
       (x) i. Collateral/Class D Monthly Interest for current
              Distribution date                                                   $           355,725.00
          ii. Collateral/Class D Monthly Interest previously
              due but not paid                                                    $                 0.00
         iii. Collateral/Class D Additional Interest for prior
              Collection Period or previously due but not paid                    $                 0.00
          iv. Collateral/Class D Servicing Fee, including previously due
              but not paid (if FNANB is no longer Servicer)                       $                 0.00
              Collateral/Class D Available Funds                                  $         3,255,462.76
       (y)    Excess of Collateral/Class D Allocable Amount
              amount over funds available to make payments                        $                 0.00
              Collateral/Class D Required Amount ((sum of i-iv minus
              Collateral/Class D Available Funds plus y)                          $                 0.00

 Investor Charge-Offs

 63. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
     Amount and Class D Invested Amount
          a.  Class A                                                             $                 0.00
          b.  Class B                                                             $                 0.00
          c.  Collateral Indebtedness Amount                                      $                 0.00
          d.  Class D                                                             $                 0.00

 64. The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateral Indebtedness Amount and Class D
     Invested Amount
          a.  Class B                                                             $                 0.00
          b.  Collateral Indebtedness Amount                                      $                 0.00
          c.  Class D                                                             $                 0.00

 65. The aggregate amount of Collateral Charge-Offs and the reductions in
     Class D Invested Amount
          a.  Collateral Indebtedness Amount                                      $                 0.00
          b.  Class D                                                             $                 0.00

 Servicing Fee

 66. Class A Servicing Fee for the Collection Period                              $            83,750.00

 67. Class B Servicing Fee for the Collection Period                              $           225,000.00

 68. Collateral Servicing Fee for the Collection Period                           $           105,000.00

 69. Class D Servicing Fee for the Collection Period                              $           165,000.00

 Enhancement
           (18% of total Invested Amount)
 70. Required Enhancement Amount
          a. Invested Amount as of the last day of the Collection Period          $       297,000,000.00
          b. Required Enhancement Amount (line a times 18%)                       $        53,460,000.00

 71. Enhancement Surplus
          a.  Available Cash Collateral Account                                   $                 0.00
          b.  Collateral Indebtedness Amount                                      $        63,000,000.00
          c.  Class D Invested Amount                                             $        99,000,000.00
          d.  Required Enhancement Amount                                         $        53,460,000.00
          e.  Available Enhancement Amount                                        $       162,000,000.00
          f.  Enhancement Surplus (e plus deposits less d)                        $       108,540,000.00
          g.  Enhancement deficiency, deposit excess Finance
               Charge to Cash Collateral Account                                  $                 0.00

 Reserve Account

 72. Lowest historical 3-month Portfolio Adjusted Yield
     (must be > 4%, or line 72 will adjust accordingly)                           %                 3.14%

 73. Reserve Account Funding Date (based on line 71)                                           9/17/2001

 74. Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A Adjusted Investor Amount)               $         3,015,000.00

 75. Covered Amount                                                               $           956,718.13

 76. Available Reserve Account Amount
          a.  Reserve Draw Amount                                                 $           134,269.69
          b.  Amount of deposit in the Reserve Account on the
               Distribution Date                                                  $         3,019,273.48
          c.  Reserve Account Investment Proceeds                                 $             4,273.48
          d.  Amount on deposit in the Reserve Account at end of relevent
               Due Period less Investment Proceeds                                $         3,015,000.00
          e.  Required Reserve Account Amount                                     $         3,015,000.00
          f.  Available Reserve Account Amount (After Reserve Draw)               $         2,880,730.32
          g.  Required Reserve Account Deposit on Distribution Date               $           134,269.69

 Principal Funding Account

 77. Principal Funding Account Balance as of prior Distribution Date less         $       552,750,000.00
     investment proceeds

 78. a. Daily deposits to the Principal Funding Account during the
           relevant Due Period                                                    $        50,250,000.00
     b. Principal Funding Account investment proceeds                             $           822,448.44

 79. Withdrawal from the Principal Funding Account during the relevant
     Due Period                                                                   $           729,639.95

 80. Principal Funding Account Balance as of the current Distribution
     Date less investment proceeds                                                $       603,000,000.00

 81. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

 Certificate LIBOR Determination

 82. Certificate LIBOR Determination date for the Collection Period
     10/10/2002

 83. Certificate LIBOR rate for the Collection Period                             %              1.80000%

 84. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



               IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of November, 2002.

                                 FIRST NORTH AMERICAN NATIONAL BANK,
                                 as Servicer


                                  By /s/ Philip J. Dunn
                                     ----------------------
                                  Name:  Philip J. Dunn
                                  Title:    Vice President